Exhibit 10.1

Dated:

Metalpha Holding (HK) Limited

Liu Limin & Wang Wei

and

Xu Yang & Zheng Liqing

SALE AND PURCHASE AGREEMENT

THIS AGREEMENT is made on 2/20/2023 (this “Agreement”),

AMONG: -

(1)	Metalpha Holding (HK) Limited (formerly known as Long Yun International Holdings Limited), a company incorporated in Hong Kong, with its registered address at Suite 1508, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong (the “WFOE Seller”);

(2)	Liu Limin, a registered shareholder of the VIE Entity (as defined below) (“Liu”);

(3)	Wang Wei, a registered shareholder of the VIE Entity (as defined below) (“Wang”, together with Liu, the “VIE Sellers” and each a “VIE Seller”; together with the WFOE Seller, the “Sellers” and each a “Seller”);

(4)	Xu Yang (“Xu”);

(5)	Zheng Liqing (“Zheng”, together with Xu the “Purchasers” and each a “Purchaser”)

(each a “Party” and collectively, “Parties”)

WHEREAS: -

A.	Hangzhou Dacheng Investment Management Co., Ltd. (the “WFOE”) is a limited company incorporated under the laws of the People’s Republic of China, the details of which are set out in Schedule 1;

B.	The WFOE Seller is the legal owner of the WFOE Sale Shares (as defined below), being in aggregate the entire issued share capital of the WFOE;

C.	Hangzhou Longyun Network Technology Co., Ltd (the “VIE Entity”) is a limited company incorporated under the laws of the People’s Republic of China, the details of which are set out in Schedule 2;

D.	The VIE Entity is beneficially owned by the WFOE by means of a series of VIE Agreements (as defined below) and the VIE Sellers are the registered shareholders of the VIE Sale Shares (as defined below), being in aggregate the entire issued share capital of the VIE Entity;

E.	The Parties have agreed to the sale and purchase of the Sale Shares (as defined below) on the terms and subject to the conditions set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.	Interpretation

1.1	The following definitions and rules of interpretation apply in this Agreement.

Business Day: a day, other than a Saturday, Sunday or a public holiday in the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”), when banks in Hong Kong are open for business.

Completion: completion of the sale and purchase of the Sale Shares pursuant to clause 5.

Conditions Precedent: the conditions precedent set out in clause 4.

Governmental Authority: any supranational, national, provincial, state, municipal, local or other government, whether United States or otherwise, any instrumentality, subdivision, administrative agency or commission thereof, court, other governmental authority or regulatory body or instrumentality, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or any self-regulatory agency (including any stock exchange).

Purchaser Warranties: the representations and warranties made by the Purchasers contained in clause 6.3.

RMB: Renminbi, the official currency of the People’s Republic of China.

Sale Shares: collectively, the WFOE Sale Shares and the VIE Sale Shares.

US$ or $: United States Dollars, being the official currency of the United States.

Seller Warranties: the representations and warranties made by the WFOE Seller contained in clause 6.1 and the representations and warranties made by the VIE Sellers contained in clause 6.2.

VIE Agreements: agreements as set out in Schedule 3.

VIE Share Shares: the entire registered capital and issued shares of the VIE Entity, held by Liu as to 85% and Wang as to 15%.

WFOE Sale Shares: the entire registered capital and issued shares of the WFOE.

1.2	Clause and paragraph headings shall not affect the interpretation of this Agreement.

1.3	Unless the context otherwise requires, words in the singular shall include the plural and words in the plural shall include the singular.

1.4	A reference to writing or written includes also email.

1.5	References to clauses are to the clauses of this Agreement.

1.6	Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

2.	SALE AND PURCHASE OF Sale SHARES

2.1	Subject to and conditional upon the terms and conditions herein, at Completion, the Sellers shall sell and the Purchaser shall purchase the Sale Shares, with all rights attaching thereto, including the right to all dividends and other distributions hereafter declared, paid or made in respect thereof.

2.2	The percentage of the Sale Shares that each Purchaser will purchase shall be:

Xu: 60% of the WFOE Sale Shares and 60% of the VIE Shale Shares

Zheng: 40% of the WFOE Sale Shares and 40% of the VIE Shale Shares

3.	Consideration

The Parties agree that in consideration for the Sale Shares, the Purchasers shall pay $1.00 to the WFOE Seller.

4.	Conditions Precedent

4.1	The obligation of each Party to consummate the transactions contemplated hereunder shall be conditional upon the fulfilment of the following Conditions Precedent on or before the Completion Date:

(A)	all necessary consents, approvals, permits and/or authorisations in respect of the transactions contemplated under this Agreement having been obtained; and

(B)	no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory action, restraint or prohibition preventing or challenging the consummation of the transactions contemplated hereunder having been issued, nor shall there be any action taken, or any law enacted, entered, enforced or deemed applicable to the transactions contemplated hereunder which makes the consummation of such transactions illegal.

4.2	The obligation of the Purchasers to consummate the transactions contemplated hereunder shall be conditional upon the fulfilment of the following Conditions Precedent on or before the Completion Date:

(A)	all Seller Warranties being true, accurate and not misleading in all material respects on the date of this Agreement and on the Completion Date (as though they had been made on such dates by reference to the facts and circumstances then subsisting); and

(B)	each Seller having performed in all material respects all obligations required to be performed under this Agreement by it on or before the Completion Date.

4.3	The obligation of the Sellers to consummate the transactions contemplated hereunder shall be conditional upon the fulfilment of the following Conditions Precedent on or before the Completion Date:

(A)	all Purchaser Warranties being true, accurate and not misleading in all material respects on the date of this Agreement and on the Completion Date (as though they had been made on such dates by reference to the facts and circumstances then subsisting); and

(B)	each Purchaser having performed in all material respects all obligations required to be performed under this Agreement by it on or before the Completion Date.

4.4	To the extent permitted by applicable law, all Conditions Precedent may be waived by the Party or Parties entitled to the benefit of the relevant Conditions Precedent.

5.	Completion

5.1	The completion of the sale and purchase of the Sale Shares (the “Completion”) shall take place at the time and place determined by the Sellers or remotely by electronic means (i) as soon as practicable and, in any event, no later than three (3) Business Days after the date on which all Conditions Precedent (other than the Conditions Precedent that by their nature are to be satisfied at Completion, but subject to the satisfaction or, to the extent permissible, waiver of those Conditions Precedent at Completion) are satisfied (or waived), or (ii) on any other date as may be agreed upon by the Parties in writing (the “Completion Date”); provided that the Completion Date shall be no later than three (3) months following the date hereof, unless otherwise extended by the Parties in writing (the “Completion Deadline”).

5.2	At Completion, the WFOE Seller shall deliver or cause to be delivered to the Purchasers:

(A)	duly executed share transfer agreement written in the Chinese language between the WFOE Seller and the Purchasers in respect of the WFOE Sale Shares in substantially the form set out in Schedule 4, such that the WFOE Sale Shares shall be transferred as follows:

(a)	60% to Xu; and

(b)	40% to Zheng;

(B)	a copy of the resolutions adopted by the WFOE Seller’s board of directors approving the execution, delivery and performance of this Agreement; and

(C)	written resignations of the legal representative, all the director(s) and supervisor(s) of the WFOE from their respective offices.

5.3	At Completion, the VIE Sellers shall deliver or cause to be delivered to the Purchasers:

(A)	duly executed share transfer agreement written in the Chinese language between the VIE Sellers and the Purchasers in respect of the VIE Sale Shares in substantially the form set out in Schedule 4, such that the VIE Sale Shares shall be transferred as follows:

(a)	60% to Xu; and

(b)	40% to Zheng;

(B)	written resignations of the legal representative, all the director(s) and supervisor(s) of the VIE Entity from their respective offices.

5.4	At Completion, the Purchasers shall pay $1.00 to the WFOE Seller.

6.	REPRESENTATIONS AND WARRANTIES

6.1	The WFOE Seller warrants, represents and undertakes to the Purchasers as follows: -

(A)	that the WFOE Seller is a company duly incorporated and validly existing under the laws of the jurisdiction where it is incorporated;

(B)	that the WFOE Sale Shares are free from any interest or equity of any person (including any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecation, security, interest, title retention, right to acquire, security interest, option, pre-emptive or other similar right, right of first refusal, restriction, third-party right or interest, any other encumbrance, condition or security interest whatsoever or any other type of preferential arrangement (including without limitation, a title transfer or retention arrangement) having similar effect or any other security agreement or arrangement (the “Encumbrances”) and no commitment has been given to create an Encumbrance affecting the WFOE Sale Shares; and

(C)	that the WFOE Seller has full power to enter into and perform this Agreement and this Agreement will, when executed, constitute legal, valid and binding obligations on the WFOE Seller in accordance with its terms.

6.2	Each of the VIE Sellers warrants, represents and undertakes to the Purchaser as follows:

(A)	save for the security, encumbrance or restrictions created under the VIE Agreements, that the VIE Sale Shares are free from any Encumbrances and no commitment has been given to create an Encumbrance affecting the VIE Sale Shares; and

(B)	that he/she has full power to enter into and perform this Agreement and this Agreement will, when executed, constitute legal, valid and binding obligations on him/her in accordance with its terms.

6.3	Each of the Purchasers warrants, represents and undertakes to each of the Sellers that he/she has full power to enter into and perform this Agreement and this Agreement will, when executed, constitute legal, valid and binding obligations on him/her in accordance with its terms.

6.4	Each of the Sellers shall be deemed to have given all of the Seller Warranties on the date of this Agreement and on the Completion Date.

6.5	Each of the Purchasers shall be deemed to have given all of the Purchaser Warranties on the date of this Agreement and on the Completion Date.

6.6	Each of the Purchasers acknowledges and agrees that, except for the Seller Warranties, the purchase of the Sale Shares shall be on an “as is” basis and the Sellers make no representations and warranties as to any matter whatsoever except as expressly set forth in this Agreement.

7.	RESTRICTIONS ON COMMUNICATION AND ANNOUNCEMENTS

7.1	Each of the Parties undertakes to the other Parties that it shall not at any time after the date of this Agreement divulge or communicate to any person other than to its professional advisers, or when required by law or by any Governmental Authority, or to its respective officers or employees whose province it is to know the same any confidential information concerning the business, accounts, finance or contractual arrangements or other dealings, transactions or affairs of the other which may be within or may come to its knowledge in connection with the transactions contemplated by this Agreement and it shall use its best endeavours to prevent the publication or disclosure of any such confidential information concerning such matters. This restriction shall not apply to information or knowledge which is or which properly comes into the public domain, through no fault of any of the Parties or to information or knowledge which is already known to any of the Parties at the time of its receipt.

7.2	Each of the Parties undertakes that it shall not at any time (save as required by law or by any Governmental Authority) make any announcement in connection with this Agreement, unless (i) each of the other Parties shall have given their consent to such announcement (which consent may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases), or (ii) a Party is required by law or by any Governmental Authority to make such announcement, in which case each of the other Parties agrees to supply all relevant information relating to itself that is within its knowledge or in its possession as may be reasonably necessary or as may be required by any Governmental Authority to be included in the announcement.

8.	POST-COMPLETION COVENANTS

The Purchasers shall cause the WFOE and the VIE Entity to execute a termination agreement with the VIE Sellers to terminate all the VIE Agreements and shall immediately apply to the relevant industry and commerce administrative department to cancel the pledge registration of the VIE Sale Shares created under the VIE Agreements.

9.	FURTHER ASSURANCE

Each Party undertakes to the other Parties to execute or procure to be executed all such documents and to do or procure to be done all such other acts and things as may be reasonable and necessary to give all Parties the full benefit of this Agreement.

10.	NOTICES

10.1	Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (c) one (1) Business Day after deposit with an internationally recognized overnight courier service, or (d) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not, then on the next Business Day, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to any Seller, to:

Address: Suite 1508, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong, China

Attention: NI Ming

Email: ming.ni@metalpha.finance

If to any Purchaser, to:

Address: Room 1803, Yintai Guoji, Kejiguang Street, Binjiang District, Hangzhou

Attention: Xu Yang

Email: xy@dvintinc.com

10.2	Any Party may change its address for purposes of this clause 10 by giving the other Parties hereto written notice of the new address in the manner set forth above. For the avoidance of doubt, only notices delivered to the address and person of the Parties to this Agreement shall constitute effective notice to such Party for the purposes of this Agreement.

11.	TERMINATION

11.1	This Agreement may be terminated prior to the Completion

(A)	by written consent of all Parties; or

(B)	by either Party, in the event that any Governmental Authority shall have issued a judgment or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such judgment or other action shall have become final and non-appealable, provided that, this Agreement shall automatically terminate if the Completion has not occurred on or prior to the Completion Deadline.

11.2	Upon the termination of this Agreement, this Agreement will have no further force or effect, except for the provisions of clauses 7, 10, 12 and 13.1, which shall survive any termination under clause 11.1; provided that no Party shall be relieved or released from any liabilities or damages arising out of (i) fraud or (ii) any breach of this Agreement prior to such termination.

12.	GOVERNING LAW and Jurisdiction

12.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong without giving effect to any choice or conflict of law provision or rule thereunder.

12.2	Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination hereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall be submitted to arbitration upon the request of any Party with notice, in the manner set forth in clause 10.1, to the other Parties The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the HKIAC Administered Arbitration Rules then in effect, which rules are deemed to be incorporated by reference into this clause 12.

12.3	There shall be three (3) arbitrators. The complainant and the respondent to such dispute shall each select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration. The Chairman of the HKIAC shall select the third arbitrator. If either party to the arbitration does not appoint an arbitrator who has consented to participate within the aforementioned 30-day period, the relevant appointment shall be made by the Chairman of the HKIAC. The arbitration proceedings shall be conducted in English.

12.4	Each Party irrevocably waives, to the fullest extent it may lawfully do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration in Hong Kong and the HKIAC, and hereby submits to the exclusive jurisdiction of the HKIAC in any such arbitration. The award of the arbitration tribunal shall be conclusive and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award. Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

13.	MISCELLANEOUS

13.1	Each Party shall bear its own costs of and incidental to the preparation, negotiation and settlement of this Agreement and the transactions contemplated hereunder (including, without limitation, legal fees and expenses, and capital fees or stamp duty (if any) relating to this Agreement).

13.2	Save as specifically provided herein, a person who is not a Party of this Agreement has no right under the Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the laws of Hong Kong) to enforce any term of this Agreement.

13.3	This Agreement shall be binding on and inure to the benefit of the personal representatives or successors of the Parties. Except otherwise provided herein, no Party shall be entitled to assign or transfer or purport to assign or transfer any of their rights, interests, duties or obligations under this Agreement without the prior written consent of the other Parties.

13.4	The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the continuation in force of the remainder of this Agreement.

13.5	For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Signatures in the form of facsimile or electronically imaged “PDF” shall be deemed to be original signatures for all purposes hereunder.

[Execution Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

THE WFOE VENDOR:

Metalpha Holding (HK) Limited

By	/s/ NI MING
Name:	Ni Ming
Title:	Director

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

THE VIE VENDORS:

lIU lIMIN

/s/ LIU LIMIM

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

THE VIE VENDORS:

wANG WEI

/s/ WANG WEI

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

THE PURCHASER

xU yANG

/s/ XU YANG

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

THE PURCHASER

zHENG LIQING

/s/ ZHENG LIQING

Schedule 1

corporate information of WFOE

Name of company	:	Hangzhou Dacheng Investment Management Co., Ltd. (杭州达诚投资管理有限公司)

Date of incorporation	:	2017-02-27

Country of incorporation	:	People’s Republic of China

Registered office	:	Room 250, No.88-1, Yuanshuai Miao Hou, Shangcheng District

Director	:	Liu Limin

Supervisor	:	Wang Wei

Registered Capital	:	US$30,000,000

Paid-up Capital	:	US$3,600,000

Shareholder	:	Metalpha Holding (HK) Limited (formerly known as Long Yun International Holdings Limited)

Schedule 2

corporate information of VIE Entity

Name of company	:	Hangzhou Longyun Network Technology Co., Ltd. (杭州龙运网络科技有限公司)

Date of incorporation	:	2014-10-09

Country of incorporation	:	People’s Republic of China

Registered office	:	Room 111-4, Tower 7, No. 45 Shaobuo Wan, Shangcheng District, Hangzhou

Director	:	Liu Limin

Supervisor	:	Wang Wei

Registered Capital	:	RMB10,000,000

Paid-up Capital	:	RMB7,745,000

Shareholder	:	Liu Limin (85%) Wang Wei (15%)

Schedule 3

VIE Agreements

1.	Exclusive Business Cooperation Agreement between the WFOE and the VIE Entity dated 20 January 2018

2.	Share Pledge Agreement between the WFOE, the VIE Entity and the VIE Sellers dated 23 August 2021

3.	Exclusive Option Agreement between the WFOE, the VIE Entity and the VIE Sellers dated 23 August 2021

4.	Power of Attorney executed by Liu Limin in favour of the WFOE dated 28 October 2019

5.	Power of Attorney executed by Wang Wei in favour of the WFOE dated 23 August 2021

Schedule 4

Form of chinese Share Transfer Agreement  (English Translation)

In relation to WFOE Sale Shares

Share Transfer Agreement

Transferor: Metalpha Holding (HK) Limited

Transferee: Xu Yang

The transferor and transferee have reached a friendly agreement regarding the transfer of the equity of Hangzhou Dacheng Investment Management Co., Ltd. (“the Company”) by the transferor to the transferee, and hereby sign the following agreement:

1.	The registered capital of the Company is US$ 30 million, of which US$ 3.6 million has been paid up. The transferor hereby transfers 60% of the Company’s equity, which is US$ 18 million (including US$15.84 million of equity that has not been fully paid), to the transferee.

2.	The consideration for the transfer of equity is RMB 1, and the payment of the transfer price shall be stipulated in a separate agreement.

3.	The valuation reference date of this equity transfer is February 20, 2023.

4.	To the extent that this transfer of equity involves any unpaid registered capital, it shall be fully paid by the transferee in accordance with the articles of association of the Company.

5.	After the transfer of equity, the transferor shall no longer enjoy the shareholder rights and bear the corresponding shareholder obligations of the transferred equity, and the transferee shall enjoy the shareholder rights and bear the corresponding shareholder obligations in accordance with this agreement.

6.	This agreement shall come into effect on the date of its signature.

Transferor: (Signature)

Transferee: (Signature)

Date: Year, Month, Day

Share Transfer Agreement

Transferor: Metalpha Holding (HK) Limited

Transferee: Zheng Liqing

The transferor and transferee have reached a friendly agreement regarding the transfer of the equity of Hangzhou Dacheng Investment Management Co., Ltd. (“the Company”) by the transferor to the transferee, and hereby sign the following agreement:

1.	The registered capital of the Company is US$ 30 million, of which US$ 3.6 million has been paid up. The transferor hereby transfers 40% of the Company’s equity, which is US$12 million (including US$10.56 million of equity that has not been fully paid), to the transferee.

2.	The consideration for the transfer of equity is RMB 1, and the payment of the transfer price shall be stipulated in a separate agreement.

3.	The valuation reference date of this equity transfer is February 20, 2023.

4.	To the extent that this transfer of equity involves any unpaid registered capital, it shall be fully paid by the transferee in accordance with the articles of association of the Company.

5.	After the transfer of equity, the transferor shall no longer enjoy the shareholder rights and bear the corresponding shareholder obligations of the transferred equity, and the transferee shall enjoy the shareholder rights and bear the corresponding shareholder obligations in accordance with this agreement.

6.	This agreement shall come into effect on the date of its signature.

Transferor: (Signature)

Transferee: (Signature)

Date: Year, Month, Day

In relation to VIE Sale Shares

Share Transfer Agreement

Transferor: Liu Limin

Transferee: Xu Yang

The transferor and transferee have reached a friendly agreement regarding the transfer of the equity of Hangzhou Longyun Network Technology Co., Ltd. (“the Company”) by the transferor to the transferee, and hereby sign the following agreement:

1.	The registered capital of the Company is RMB 10 million, of which RMB 7.745 million has been paid up. The transferor hereby transfers 51% of the Company’s equity, which is RMB 5.1 million (including RMB 0.453 million of equity that has not been fully paid), to the transferee.

2.	The consideration for the transfer of equity is RMB 1, and the payment of the transfer price shall be stipulated in a separate agreement.

3.	The valuation reference date of this equity transfer is February 20, 2023.

4.	To the extent that this transfer of equity involves any unpaid registered capital, it shall be fully paid by the transferee in accordance with the articles of association of the Company.

5.	After the transfer of equity, the transferor shall no longer enjoy the shareholder rights and bear the corresponding shareholder obligations of the transferred equity, and the transferee shall enjoy the shareholder rights and bear the corresponding shareholder obligations in accordance with this agreement.

6.	This agreement shall come into effect on the date of its signature.

Transferor: (Signature)

Transferee: (Signature)

Date: Year, Month, Day

Share Transfer Agreement

Transferor: Liu Limin

Transferee: Zheng Liqing

The transferor and transferee have reached a friendly agreement regarding the transfer of the equity of Hangzhou Longyun Network Technology Co., Ltd. (“the Company”) by the transferor to the transferee, and hereby sign the following agreement:

1.	The registered capital of the Company is RMB 10 million, of which RMB 7.745 million has been paid up. The transferor hereby transfers 34% of the Company’s equity, which is RMB 3.4 million (including RMB 0.302 million of equity that has not been fully paid), to the transferee.

2.	The consideration for the transfer of equity is RMB 1, and the payment of the transfer price shall be stipulated in a separate agreement.

3.	The valuation reference date of this equity transfer is February 20, 2023.

4.	To the extent that this transfer of equity involves any unpaid registered capital, it shall be fully paid by the transferee in accordance with the articles of association of the Company.

5.	After the transfer of equity, the transferor shall no longer enjoy the shareholder rights and bear the corresponding shareholder obligations of the transferred equity, and the transferee shall enjoy the shareholder rights and bear the corresponding shareholder obligations in accordance with this agreement.

6.	This agreement shall come into effect on the date of its signature.

Transferor: (Signature)

Transferee: (Signature)

Date: Year, Month, Day

Share Transfer Agreement

Transferor: Wang Wei

Transferee: Xu Yang

The transferor and transferee have reached a friendly agreement regarding the transfer of the equity of Hangzhou Longyun Network Technology Co., Ltd. (“the Company”) by the transferor to the transferee, and hereby sign the following agreement:

1.	The registered capital of the Company is RMB 10 million, of which RMB 7.745 million has been paid up. The transferor hereby transfers 9% of the Company’s equity, which is RMB 0.9 million (including RMB 0.9 million of equity that has not been fully paid), to the transferee.

2.	The consideration for the transfer of equity is RMB 1, and the payment of the transfer price shall be stipulated in a separate agreement.

3.	The valuation reference date of this equity transfer is February 20, 2023.

4.	To the extent that this transfer of equity involves any unpaid registered capital, it shall be fully paid by the transferee in accordance with the articles of association of the Company.

5.	After the transfer of equity, the transferor shall no longer enjoy the shareholder rights and bear the corresponding shareholder obligations of the transferred equity, and the transferee shall enjoy the shareholder rights and bear the corresponding shareholder obligations in accordance with this agreement.

6.	This agreement shall come into effect on the date of its signature.

Transferor: (Signature)

Transferee: (Signature)

Date: Year, Month, Day

Share Transfer Agreement

Transferor: Wang Wei

Transferee: Zheng Liqing

The transferor and transferee have reached a friendly agreement regarding the transfer of the equity of Hangzhou Longyun Network Technology Co., Ltd. (“the Company”) by the transferor to the transferee, and hereby sign the following agreement:

1.	The registered capital of the Company is RMB 10 million, of which RMB 7.745 million has been paid up. The transferor hereby transfers 6% of the Company’s equity, which is RMB 0.6 million (including RMB 0.6 million of equity that has not been fully paid), to the transferee.

2.	The consideration for the transfer of equity is RMB 1, and the payment of the transfer price shall be stipulated in a separate agreement.

3.	The valuation reference date of this equity transfer is February 20, 2023.

4.	To the extent that this transfer of equity involves any unpaid registered capital, it shall be fully paid by the transferee in accordance with the articles of association of the Company.

5.	After the transfer of equity, the transferor shall no longer enjoy the shareholder rights and bear the corresponding shareholder obligations of the transferred equity, and the transferee shall enjoy the shareholder rights and bear the corresponding shareholder obligations in accordance with this agreement.

6.	This agreement shall come into effect on the date of its signature.

Transferor: (Signature)

Transferee: (Signature)

Date: Year, Month, Day